UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2017, Bunge Limited (“Bunge”) held its 2017 annual general meeting of shareholders (the “Annual General Meeting”). At the Annual General Meeting, shareholders elected Bunge’s director nominees, approved the appointment of Deloitte & Touche LLP as Bunge’s independent auditors for fiscal year 2017, approved the advisory vote on executive compensation, approved an advisory vote that future advisory votes on executive compensation be held annually and approved the Bunge Limited 2017 Non-Employee Directors Equity Incentive Plan. The results of the votes at the Annual General Meeting were as follows:

Proposal 1: Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ernest G. Bachrach	95,495,826	7,732,475	106,760	6,668,706
Enrique H. Boilini	96,769,817	6,459,324	105,920	6,668,706
Carol M. Browner	98,216,217	4,996,240	122,604	6,668,706
Paul Cornet de Ways-Ruart	98,145,141	5,071,794	118,126	6,668,706
Andrew Ferrier	98,023,133	5,205,892	106,036	6,668,706
Andreas Fibig	98,153,710	5,076,015	105,336	6,668,706
Kathleen Hyle	98,204,197	5,021,205	109,659	6,668,706
L. Patrick Lupo	91,855,925	11,372,560	106,576	6,668,706
John E. McGlade	98,040,363	5,188,233	106,465	6,668,706
Soren Schroder	92,214,287	11,019,255	101,519	6,668,706

The directors listed above were reelected for a one-year term.

Proposal 2: Approval of Deloitte & Touche LLP as independent auditors for fiscal year 2017 and authorization of the Audit Committee of the Board of Directors to determine the independent auditors’ fees:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,591,771	1,275,356	136,640	N/A

Proposal 3: Advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,354,892	9,835,570	144,599	6,668,706

Proposal 4: Advisory vote on the frequency of future advisory votes on executive compensation:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
93,769,537	82,696	9,371,197	111,631	6,668,706

Consistent with the recommendation of the Board of Directors, a majority of the votes cast by shareholders voted to hold future advisory votes on executive compensation on an annual basis. In light of the foregoing, Bunge currently intends to hold future advisory votes on executive compensation every year.  The next required vote on the frequency of future advisory votes on executive compensation is scheduled to occur at Bunge’s Annual General Meeting in 2023.

Proposal 5: Approval of the Bunge Limited 2017 Non-Employee Directors Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,770,023	9,423,194	141,844	6,668,706

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel, Chief Compliance Officer and Secretary

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